UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 11, 2015

Date of Report (Date of earliest event reported)

Frank’s International N.V.

(Exact name of Registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Prins Bernhardplein 200

1097 JB Amsterdam, The Netherlands

(Address of principal executive offices)

+31 (0)20 693 8597

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information under Item 5.02 below regarding the Separation and General Release Agreements is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2015, Victor Szabo, Chief Accounting Officer, and Charles Michael Webre, Vice President, Engineering, resigned from Frank’s International N.V. (the “Company”) as part of the Company’s voluntary separation offering. Neither Mr. Szabo nor Mr. Webre resigned due to any disagreement with the Company or any matter relating to the Company’s operations, policies or practices. In connection with their resignation, each of Mr. Szabo and Mr. Webre entered into Separation and General Release Agreements and amendments to restricted stock unit (“RSU”) agreements dated August 14, 2013 in connection with the Company’s initial public offering (“Amendment to RSU Agreement for IPO Grants”) and amendments to RSU agreements dated February 23, 2015 that were awarded as a component of their 2014 bonuses (“Amendment to RSU Agreement for Bonus Grants”).

Pursuant to Mr. Szabo’s Separation and Release Agreement, he will (i) continue to receive his current annual base salary of $199,302 and certain other benefits until his last day of employment on August 6, 2015, (ii) receive 10 weeks of base salary (based on 10 years of service), minus federal and state withholdings as severance pay within two weeks after his last day of employment; and (iii) receive a single lump sum payment in the amount of $2,500, minus federal and state withholdings, to offset any future medical costs within two weeks after his last day of employment.

Mr. Szabo will continue to serve as principal accounting officer until August 6, 2015 or a new principal accounting officer is appointed.

Pursuant to Mr. Webre’s Separation and Release Agreement, he will (i) continue to receive his current annual base salary of $377,439 and certain other benefits until his last day of employment on November 6, 2015, (ii) receive 36 weeks of base salary (based on 36 years of service), minus federal and state withholdings as severance pay within two weeks after his last day of employment; and (iii) receive a single lump sum payment in the amount of $2,500, minus federal and state withholdings, to offset any future medical costs within two weeks after his last day of employment.

The foregoing description of each Separation and General Release Agreement is qualified by reference to the full text of the Separation and General Release Agreements, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2.

Pursuant to Messrs. Szabo’s and Webre’s Amendment to RSU Agreement for IPO Grants, they will each receive accelerated vesting of any unvested RSUs. Pursuant to Messrs. Szabo’s and Webre’s Amendment to RSU Agreement for Bonus Grants, they will each receive continued vesting of any unvested RSUs.

The foregoing description of each is qualified by reference to the full text of the form of Amendment to RSU Agreement for IPO Grants and the form of Amendment to RSU Agreement for Bonus Grants, copies of which are attached hereto as Exhibit 10.3 and Exhibit 10.4

Messrs. Szabo’s and Webre’s unvested executive deferred compensation will vest on August 6, 2015 and November 6, 2015, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

10.1	Separation and General Release Agreement, dated as of June 11, 2015, by and between Frank’s International, LLC and Victor Szabo.

10.2	Separation and General Release Agreement, dated as of June 11, 2015, by and between Frank’s International, LLC and Charles Mike Webre.

10.3	Amendment to Frank’s International N.V. 2013 Long-Term Incentive Plan Restricted Stock Unit Agreement (IPO Grants Form)

10.4	Amendment to Frank’s International N.V. 2013 Long-Term Incentive Plan Restricted Stock Unit Agreement (Bonus Grants Form)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frank’s International N.V.

Date: June 17, 2015	By:	/s/ Brian D. Baird
Name: Brian D. Baird
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

10.1	Separation and General Release Agreement, dated as of June 11, 2015, by and between Frank’s International, LLC and Victor Szabo.

10.2	Separation and General Release Agreement, dated as of June 11, 2015, by and between Frank’s International, LLC and Charles Mike Webre.

10.3	Amendment to Frank’s International N.V. 2013 Long-Term Incentive Plan Restricted Stock Unit Agreement (IPO Grants Form)

10.4	Amendment to Frank’s International N.V. 2013 Long-Term Incentive Plan Restricted Stock Unit Agreement (Bonus Grants Form)